UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                       March 15,  2011; February 3, 2011
                       ---------------------------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        333-125068                26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                  3601 Southern Dr., Gillette, Wyoming  82718
                  -------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (307) 686-5030

                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Huber Asset Acquisition Transaction

On February 3, 2011, High Plains Gas, Inc. (the "Company") entered into a Purchase and Sale Agreement (the "Purchase Agreement") between the Company and J.M. Huber Corporation ("Huber") to acquire Huber's natural gas assets located in Wyoming's Powder River Basin (partially described below and more fully described in the Purchase Agreement.

The purchase price for the Huber assets is $35,000,000 (subject to certain adjustments as set forth in the agreement). Upon execution of the Purchase Agreement, the Company delivered $1,000,000 as a deposit and is required to deliver an additional $1,000,000 deposit on or before February 20, 2011.

Closing of the transaction in the Purchase Agreement is scheduled for March 15, 2011. The Company has up to seven days prior to Closing to complete its due diligence examination of the Huber assets. The Purchase Agreement provides for various remedies to irregularities determined in that examination to resolve potential issues, as well as limitations on potential damages for certain defects. The Company is required to meet certain bonding requirements to complete the closing.

There is no relationship between the Company or any director or officer of the Company, or any associate of any such Director or officer, and any person representing Huber.

Description  of  the  Assets

This acquisition of coal bed methane properties represents significant gas production as well as resource base and land position, encompassing approximately 313,600 net operated acres.

The acquisition includes the operational capacities including flow lines, transportation rights and production wells (both active and idle). The transaction also includes approximately 150,000 net acres of "deep rights" for oil production.

Asset  Highlights

-     Current  Production:  ~51,200  Mcfpd - Net from  ~1,735 active wells (~90%
      Operated)
-     Acreage  Position:  313,600  Net  Acres  (nearly  55%  undeveloped)
-     Average  Working  Interest:  93.6%
-     Average  Net  Revenue  Interest:  75.9%\

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS
High Plains Gas, Inc. includes by reference the following exhibits:
     10.1 Purchase and Sale Agreement between J.M. Huber Corporation and High Plains Gas, Inc. dated February 2, 2011

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HIGH  PLAINS  GAS,  INC.
                                ------------------------

Date: February 9, 2011  By:     \s\Mark D. Hettinger
                                ---------------------------
                        Name:   Mark D. Hettinger
                        Title:  Chairman
                                Principal Executive Officer


Date: February 9, 2011  By:     \s\Joe Hettinger
                                ---------------------------
                        Name:   Joe Hettinger
                        Title:  CFO and Director
                                Principal Financial Officer